EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2016 Financial Results

SAN RAFAEL, Calif., Jan. 19, 2017 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2016 of $14.5 million and diluted earnings per common share ("EPS") of $0.56, compared to net income of $14.6 million and EPS of $0.57 for the fourth quarter 2015, and compared to net income of $15.6 million and EPS of $0.61 for the third quarter 2016. The provision for loan losses was zero in the fourth quarter 2016 and in the fourth quarter 2015, while third quarter 2016 results included a $3.2 million reversal of provision for loan losses due to improved credit quality in the quarter and higher operating expenses for legal expenses related to loan administration and collection efforts.

"Originated loan volumes declined one-half of one percent from September 30, 2016 to December 31, 2016, which represents improved results. Westamerica’s strategy following the 'great recession' has been to minimize interest rate risk by avoiding longer dated loans priced at historically low interest rates, which resulted in declining loan volumes. Our annualized fully tax equivalent net interest margin was 3.15 percent for the fourth quarter 2016; yields on loans and investment securities declined due to low market interest rates. Management has continued to focus on operating cost reductions in light of the market based pressures on our revenue. For the full year 2016, noninterest expenses were 3.4 percent lower than for 2015,” said Chairman, President and CEO David Payne. “Westamerica continued to generate relatively high returns within our industry, realizing a return on shareholders’ common equity of 10.9 percent for 2016. Total 2016 shareholder dividends of $1.56 per common share represent the highest level in the Company’s history,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.15 percent for the fourth quarter 2016, compared to 3.21 percent for the prior quarter, and 3.32 percent for the fourth quarter 2015. Net interest income on a fully taxable equivalent basis was $36.0 million for the fourth quarter 2016, compared to $36.2 million for the prior quarter, and $36.7 million for the fourth quarter 2015. The Company’s loan portfolio declined from the fourth quarter 2015 through the fourth quarter 2016; Management has avoided originating long-term, low-yielding loans given historically low interest rates. Management has also maintained conservative loan underwriting, terms and conditions. During this period, the investment portfolio has grown. The changing composition of interest earning assets and low market interest rates has pressured the net interest margin and net interest income. The funding cost of deposits and other interest-bearing borrowings, as a percentage of average loans and investment securities, was 0.04 percent for the fourth quarter 2016, an improvement from 0.05 percent for both the prior quarter and the fourth quarter 2015. Checking and savings deposits, which earn relatively low interest rates and are less volatile than time deposits during periods of rising market interest rates, represented 94 percent of average total deposits during the fourth quarter 2016.

The provision for loan losses was zero for the fourth quarter 2016 and for the fourth quarter 2015; loan losses exceeded loan loss recoveries by $405 thousand for the fourth quarter 2016 and by $265 thousand for the fourth quarter 2015. During the third quarter 2016, loan loss recoveries exceeded loan losses by $649 thousand and nonperforming loans declined $7.1 million, or 51 percent; given the improvement in credit quality, Westamerica recorded a reversal of the provision for loan losses of $3.2 million for the third quarter 2016. At December 31, 2016, the allowance for loan losses totaled $26.0 million.

Noninterest income for the fourth quarter 2016 totaled $11.5 million, compared to $11.6 million for the prior quarter and $11.3 million for the fourth quarter 2015.

Noninterest expense for the fourth quarter 2016 totaled $24.6 million, reduced from $26.1 million for the prior quarter; the decline is attributable to higher third quarter 2016 legal fees related to loan administration and collection efforts as well as fourth quarter 2016 declines in personnel and occupancy costs. Noninterest expense for the fourth quarter 2016 also declined compared to noninterest expense of $25.5 million for the fourth quarter 2015; the decline is attributable to lower other operating expenses including FDIC insurance assessments, correspondent service fees and operating losses on limited partnership investments.

At December 31, 2016, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.26 percent, and assets totaled $5.4 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2015 filed on Form 10-K and quarterly report for the quarter ended September 30, 2016 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 19, 2017
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2016

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'16	Q4'15	Change	Q3'16

Net Interest and Fee Income (FTE)	$35,959	$36,734	-2.1%	$36,176
(Reversal of) Provision for Loan Losses	-	-	n/m	(3,200)
Noninterest Income	11,545	11,305	2.1%	11,598
Noninterest Expense	24,577	25,504	-3.6%	26,088
Income Before Taxes (FTE)	22,927	22,535	1.7%	24,886
Income Tax Provision (FTE)	8,474	7,957	6.5%	9,258
Net Income	$14,453	$14,578	-0.9%	$15,628

Average Common Shares Outstanding	25,773	25,528	1.0%	25,641
Diluted Average Common Shares	25,925	25,555	1.4%	25,687

Operating Ratios:
Basic Earnings Per Common Share	$0.56	$0.57	-1.8%	$0.61
Diluted Earnings Per Common Share	0.56	0.57	-1.8%	0.61
Return On Assets (a)	1.07%	1.12%		1.18%
Return On Common Equity (a)	10.3%	11.0%		11.4%
Net Interest Margin (FTE) (a)	3.15%	3.32%		3.21%
Efficiency Ratio (FTE)	51.7%	53.1%		54.6%

Dividends Paid Per Common Share	$0.39	$0.39	0.0%	$0.39
Common Dividend Payout Ratio	70%	68%		64%

			%
	12/31'16YTD	12/31'15YTD	Change

Net Interest and Fee Income (FTE)	$145,077	$148,258	-2.1%
(Reversal of) Provision for Loan Losses	(3,200)	-	n/m
Noninterest Income	46,574	47,867	-2.7%
Noninterest Expense	101,752	105,300	-3.4%
Income Before Taxes (FTE)	93,099	90,825	2.5%
Income Tax Provision (FTE)	34,246	32,072	6.8%
Net Income	$58,853	$58,753	0.2%

Average Common Shares Outstanding	25,612	25,555	0.2%
Diluted Average Common Shares	25,678	25,577	0.4%

Operating Ratios:
Basic Earnings Per Common Share	$2.30	$2.30	0.0%
Diluted Earnings Per Common Share	2.29	2.30	-0.4%
Return On Assets	1.12%	1.16%
Return On Common Equity	10.9%	11.3%
Net Interest Margin (FTE)	3.24%	3.36%
Efficiency Ratio (FTE)	53.1%	53.7%

Dividends Paid Per Common Share	$1.56	$1.53	2.0%
Common Dividend Payout Ratio	68%	67%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'16	Q4'15	Change	Q3'16

Interest and Fee Income (FTE)	$36,459	$37,297	-2.2%	$36,699
Interest Expense	500	563	-11.2%	523
Net Interest and Fee Income (FTE)	$35,959	$36,734	-2.1%	$36,176

Average Earning Assets	$4,561,619	$4,411,599	3.4%	$4,489,317
Average Interest-
Bearing Liabilities	2,681,585	2,554,447	5.0%	2,616,357

Yield on Earning Assets (FTE) (a)	3.19%	3.37%		3.26%
Cost of Funds (a)	0.04%	0.05%		0.05%
Net Interest Margin (FTE) (a)	3.15%	3.32%		3.21%
Interest Expense/
Interest-Bearing Liabilities (a)	0.07%	0.09%		0.08%
Net Interest Spread (FTE) (a)	3.12%	3.28%		3.18%

			%
	12/31'16YTD	12/31'15YTD	Change

Interest and Fee Income (FTE)	$147,193	$150,682	-2.3%
Interest Expense	2,116	2,424	-12.7%
Net Interest and Fee Income (FTE)	$145,077	$148,258	-2.1%

Average Earning Assets	$4,476,755	$4,415,724	1.4%
Average Interest-
Bearing Liabilities	2,624,688	2,544,350	3.2%

Yield on Earning Assets (FTE)	3.29%	3.41%
Cost of Funds	0.05%	0.05%
Net Interest Margin (FTE)	3.24%	3.36%
Interest Expense/
Interest-Bearing Liabilities	0.08%	0.10%
Net Interest Spread (FTE)	3.21%	3.31%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'16	Q4'15	Change	Q3'16

Total Assets	$5,370,412	$5,168,805	3.9%	$5,253,502
Total Earning Assets	4,561,619	4,411,599	3.4%	4,489,317
Total Loans	1,356,350	1,543,591	-12.1%	1,386,186
Commercial Loans	349,022	371,902	-6.2%	343,727
Commercial RE Loans	546,145	651,991	-16.2%	572,044
Consumer Loans	461,183	519,698	-11.3%	470,415
Total Investment Securities	3,205,269	2,868,008	11.8%	3,103,131
Available For Sale (Market)	1,821,998	1,589,483	14.6%	1,660,680
Held To Maturity	1,383,271	1,278,525	8.2%	1,442,451
Unrealized Gain	(5,571)	9,624	n/m	29,100

Loans/Deposits	28.8%	34.0%		30.2%

			%
	12/31'16YTD	12/31'15YTD	Change

Total Assets	$5,246,144	$5,084,000	3.2%
Total Earning Assets	4,476,755	4,415,724	1.4%
Total Loans	1,424,259	1,618,271	-12.0%
Commercial Loans	354,831	389,050	-8.8%
Commercial RE Loans	590,012	681,145	-13.4%
Consumer Loans	479,416	548,076	-12.5%
Total Investment Securities	3,052,496	2,797,453	9.1%
Available For Sale (Market)	1,651,500	1,648,999	0.2%
Held To Maturity	1,400,996	1,148,454	22.0%
Unrealized Gain	(5,571)	9,624	n/m

Loans/Deposits	31.0%	36.5%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'16	Q4'15	Change	Q3'16

Total Deposits	$4,702,129	$4,536,256	3.7%	$4,588,762
Noninterest Demand	2,077,213	2,036,470	2.0%	2,041,045
Interest Bearing Transaction	871,947	855,320	1.9%	850,215
Savings	1,492,748	1,351,412	10.5%	1,427,247
Time greater than $100K	113,781	128,703	-11.6%	118,113
Time less than $100K	146,440	164,351	-10.9%	152,142
Total Short-Term Borrowings	56,669	54,661	3.7%	68,640
Shareholders' Equity	558,057	525,277	6.2%	545,771

Demand Deposits/
Total Deposits	44.2%	44.9%		44.5%
Transaction & Savings
Deposits / Total Deposits	94.5%	93.5%		94.1%

			%
	12/31'16YTD	12/31'15YTD	Change

Total Deposits	$4,590,351	$4,437,619	3.4%
Noninterest Demand	2,026,939	1,968,817	3.0%
Interest Bearing Transaction	862,581	822,156	4.9%
Savings	1,428,059	1,312,100	8.8%
Time greater than $100K	118,750	161,710	-26.6%
Time less than $100K	154,022	172,836	-10.9%
Total Short-Term Borrowings	61,276	75,054	-18.4%
Federal Home Loan Bank Advances	-	494	n/m
Shareholders' Equity	542,301	519,126	4.5%

Demand Deposits/
Total Deposits	44.2%	44.4%
Transaction & Savings
Deposits / Total Deposits	94.1%	92.5%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,561,619	$36,459	3.19%
Total Loans (FTE)	1,356,350	16,526	4.85%
Commercial Loans (FTE)	349,022	4,084	4.66%
Commercial RE Loans	546,145	8,386	6.11%
Consumer Loans	461,183	4,056	3.50%
Total Investments (FTE)	3,205,269	19,933	2.49%

Interest Expense Paid
Total Earning Assets	4,561,619	500	0.04%
Total Interest-Bearing Liabilities	2,681,585	500	0.07%
Total Interest-Bearing Deposits	2,624,916	491	0.07%
Interest-Bearing Transaction	871,947	58	0.03%
Savings	1,492,748	230	0.06%
Time less than $100K	146,440	90	0.24%
Time greater than $100K	113,781	113	0.40%
Total Short-Term Borrowings	56,669	9	0.06%

Net Interest Income and
Margin (FTE)		$35,959	3.15%

	Q4'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,411,599	$37,297	3.37%
Total Loans (FTE)	1,543,591	19,157	4.93%
Commercial Loans (FTE)	371,902	4,551	4.85%
Commercial RE Loans	651,991	9,807	5.97%
Consumer Loans	519,698	4,799	3.67%
Total Investments (FTE)	2,868,008	18,140	2.53%

Interest Expense Paid
Total Earning Assets	4,411,599	563	0.05%
Total Interest-Bearing Liabilities	2,554,447	563	0.09%
Total Interest-Bearing Deposits	2,499,786	554	0.09%
Interest-Bearing Transaction	855,320	70	0.03%
Savings	1,351,412	218	0.06%
Time less than $100K	164,351	122	0.29%
Time greater than $100K	128,703	144	0.44%
Total Short-Term Borrowings	54,661	9	0.06%

Net Interest Income and
Margin (FTE)		$36,734	3.32%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'16	Q4'15	Change	Q3'16

Service Charges on Deposits	$5,064	$5,259	-3.7%	$5,303
Merchant Processing Services	1,678	1,368	22.7%	1,532
Debit Card Fees	1,566	1,557	0.6%	1,587
Other Service Fees	620	648	-4.3%	671
ATM Processing Fees	551	569	-3.2%	600
Trust Fees	682	671	1.7%	686
Financial Services Commissions	157	168	-6.3%	118
Other Income	1,227	1,065	15.2%	1,101
Total Noninterest Income	$11,545	$11,305	2.1%	$11,598

Total Revenue (FTE)	$47,504	$48,039	-1.1%	$47,774
Noninterest Income/Revenue (FTE)	24.3%	23.5%		24.3%
Service Charges/Avg. Deposits (a)	0.43%	0.46%		0.46%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.33	$7.47	-1.8%	$7.41

			%
	12/31'16YTD	12/31'15YTD	Change

Service Charges on Deposits	$20,854	$22,241	-6.2%
Merchant Processing Services	6,377	6,339	0.6%
Debit Card Fees	6,290	6,084	3.4%
Other Service Fees	2,571	2,689	-4.4%
ATM Processing Fees	2,411	2,397	0.6%
Trust Fees	2,686	2,732	-1.7%
Financial Services Commissions	568	695	-18.3%
Other Income	4,817	4,690	2.7%
Total Noninterest Income	$46,574	$47,867	-2.7%

Total Revenue (FTE)	$191,651	$196,125	-2.3%
Noninterest Income/Revenue (FTE)	24.3%	24.4%
Service Charges/Avg. Deposits	0.45%	0.50%
Total Revenues (FTE) Per Avg.
Common Share	$7.48	$7.67	-2.5%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'16	Q4'15	Change	Q3'16

Salaries & Benefits	$12,439	$12,398	0.3%	$13,063
Occupancy	3,570	3,761	-5.1%	3,749
Outsourced Data Processing	2,131	2,107	1.1%	2,114
Amortization of
Identifiable Intangibles	863	948	-9.0%	867
Professional Fees	797	614	29.8%	1,693
Furniture & Equipment	1,290	1,081	19.3%	1,211
Other Real Estate Owned	7	53	n/m	(206)
Courier Service	494	585	-15.6%	451
Other Operating	2,986	3,957	-24.5%	3,146
Total Noninterest Expense	$24,577	$25,504	-3.6%	$26,088

Noninterest Expense/
Avg. Earning Assets (a)	2.14%	2.29%		2.31%
Noninterest Expense/Revenues (FTE)	51.7%	53.1%		54.6%

			%
	12/31'16YTD	12/31'15YTD	Change

Salaries & Benefits	$51,507	$52,192	-1.3%
Occupancy	14,116	14,960	-5.6%
Outsourced Data Processing	8,505	8,441	0.8%
Amortization of
Identifiable Intangibles	3,504	3,856	-9.1%
Professional Fees	3,980	2,490	59.8%
Furniture & Equipment	4,901	4,434	10.5%
Other Real Estate Owned	(479)	504	n/m
Courier Service	1,952	2,329	-16.2%
Other Operating	13,766	16,094	-14.5%
Total Noninterest Expense	$101,752	$105,300	-3.4%

Noninterest Expense/
Avg. Earning Assets	2.27%	2.38%
Noninterest Expense/Revenues (FTE)	53.1%	53.7%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q4'16	Q4'15	Change	Q3'16

Average Total Loans	$1,356,350	$1,543,591	-12.1%	$1,386,186

Allowance for Loan Loss (ALL)
Beginning of Period	$26,359	$30,036	-12.2%	$28,910
(Reversal of) Provision for Loan Losses	-	-	n/m	(3,200)
Net ALL (Losses) Recoveries	(405)	(265)	52.7%	649
ALL End of Period	$25,954	$29,771	-12.8%	$26,359
ALL Recoveries/Gross ALL Losses	66%	78%		134%

Net ALL Losses (Recoveries)/Avg.
Total Loans (a)	0.12%	0.07%		-0.19%

			%
	12/31'16YTD	12/31'15YTD	Change

Average Total Loans	$1,424,259	$1,618,271	-12.0%

Allowance for Loan Loss (ALL)
Beginning of Period	$29,771	$31,485	-5.4%
(Reversal of) Provision for Loan Losses	(3,200)	-	n/m
Net ALL Losses	(617)	(1,714)	-64.0%
ALL End of Period	$25,954	$29,771	-12.8%
ALL Recoveries/Gross ALL Losses	91%	67%

Net ALL Losses/Avg. Total Loans	0.04%	0.11%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/16	12/31/15	Change	9/30/16

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$1,405	$6,302	-77.7%	$1,198
Performing Nonaccrual	4,410	350	n/m	4,410
Total Nonaccrual Loans	5,815	6,652	-12.6%	5,608
90+ Days Past Due Accruing Loans	355	295	20.3%	438
Total	6,170	6,947	-11.2%	6,046
Repossessed Originated Loan Collateral	396	5,829	-93.2%	666
Total Nonperforming
Originated Assets	6,566	12,776	-48.6%	6,712

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	858	-	n/m	29
Performing Nonaccrual	-	-	n/m	-
Total Nonaccrual Loans	858	-	n/m	29
90+ Days Past Due Accruing Loans	-	-	n/m	-
Total	858	-	n/m	29
Repossessed Purchased Covered
Loan Collateral (1)	-	-	n/m	-
Total Nonperforming Purchased
Covered Assets (1)	858	-	n/m	29

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	1,693	8,346	-79.7%	634
Performing Nonaccrual	19	-	n/m	22
Total Nonaccrual Loans	1,712	8,346	-79.5%	656
90+ Days Past Due Accruing Loans	142	-	n/m	49
Total	1,854	8,346	-77.8%	705
Repossessed Purchased Non-Covered
Loan Collateral (2)	2,699	3,435	-21.4%	2,366
Total Nonperforming Purchased
Non-Covered Assets (2)	4,553	11,781	-61.4%	3,071

Total Nonperforming Assets	$11,977	$24,557	-51.2%	$9,812

Total Originated Loans Outstanding	$1,235,559	$1,351,839	-8.6%	$1,242,224
Total Purchased Covered
Loans Outstanding (1)	11,027	14,061	-21.6%	11,745
Total Purchased Non-Covered
Loans Outstanding (2)	106,125	167,496	-36.6%	110,360
Total Loans Outstanding	$1,352,711	$1,533,396	-11.8%	$1,364,329

Total Assets	$5,366,083	$5,168,875	3.8%	$5,306,778

Loans:
Allowance for Loan Losses	$25,954	$29,771	-12.8%	$26,359
Allowance/Loans	1.92%	1.94%		1.93%
Nonperforming Loans/Total Loans	0.66%	1.00%		0.50%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$-	$152		$-
Discount/Purchased Covered
Loans, gross	0.00%	1.07%		0.00%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	7.78%	0.00%		0.25%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$4,058	$6,432		$4,922
Discount/Purchased Non-Covered	3.68%	3.70%		4.27%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	1.75%	4.98%		0.64%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/16	12/31/15	Change	9/30/16

Shareholders' Equity	$561,367	$532,205	5.5%	$562,996
Total Assets	5,366,083	5,168,875	3.8%	5,306,778

Shareholders' Equity/
Total Assets	10.46%	10.30%		10.61%
Shareholders' Equity/
Total Loans	41.50%	34.71%		41.27%
Tangible Common Equity Ratio	8.26%	7.94%		8.37%
Common Shares Outstanding	25,907	25,528	1.5%	25,665
Common Equity Per Share	$21.67	$20.85	3.9%	$21.94
Market Value Per Common Share	$62.93	$46.75	34.6%	$50.88

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'16	Q4'15	Change	Q3'16

Total Shares Repurchased	-	2	n/m	-
Average Repurchase Price	$-	$43.01	n/m	$-
Net Shares (Issued) Repurchased	(242)	2	n/m	(33)

			%
	12/31'16YTD	12/31'15YTD	Change

Total Shares Repurchased	137	344	n/m
Average Repurchase Price	$41.94	$43.90	n/m
Net Shares (Issued) Repurchased	(379)	217	n/m
11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/16	12/31/15	Change	9/30/16
Assets:
Cash and Due from Banks	$462,271	$433,044	6.7%	$471,367

Investment Securities:
Available For Sale	1,890,758	1,570,216	20.4%	1,762,408
Held to Maturity	1,346,312	1,316,075	2.3%	1,411,019

Loans	1,352,711	1,533,396	-11.8%	1,364,329
Allowance For Loan Losses	(25,954)	(29,771)	-12.8%	(26,359)
Total Loans, net	1,326,757	1,503,625	-11.8%	1,337,970

Other Real Estate Owned	3,095	9,264	-66.6%	3,032
Premises and Equipment, net	36,566	38,693	-5.5%	37,059
Identifiable Intangibles, net	6,927	10,431	-33.6%	7,789
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	171,724	165,854	3.5%	154,461

Total Assets	$5,366,083	$5,168,875	3.8%	$5,306,778

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,089,443	$2,026,049	3.1%	$2,064,988
Interest-Bearing Transaction	865,701	860,706	0.6%	851,885
Savings	1,493,427	1,366,936	9.3%	1,462,860
Time	256,170	286,968	-10.7%	265,137
Total Deposits	4,704,741	4,540,659	3.6%	4,644,870

Short-Term Borrowed Funds	59,078	53,028	11.4%	56,358
Other Liabilities	40,897	42,983	-4.9%	42,554
Total Liabilities	4,804,716	4,636,670	3.6%	4,743,782

Shareholders' Equity:
Common Equity:
Paid-In Capital	406,139	381,436	6.5%	393,134
Accumulated Other
Comprehensive Income	(10,074)	675	n/m	9,001
Retained Earnings	165,302	150,094	10.1%	160,861
Total Shareholders' Equity	561,367	532,205	5.5%	562,996

Total Liabilities and
Shareholders' Equity	$5,366,083	$5,168,875	3.8%	$5,306,778

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'16	Q4'15	Change	Q3'16
Interest & Fee Income:
Loans	$16,235	$18,798	-13.6%	$16,968
Investment Securities:
Available for Sale	9,422	7,916	19.0%	8,796
Held to Maturity	7,552	7,174	5.3%	7,704
Total Interest & Fee Income	33,209	33,888	-2.0%	33,468

Interest Expense:
Transaction Deposits	58	70	-17.0%	64
Savings Deposits	230	218	5.7%	229
Time Deposits	203	266	-23.6%	219
Short-Term Borrowed Funds	9	9	-1.7%	11
Total Interest Expense	500	563	-11.2%	523

Net Interest Income	32,709	33,325	-1.8%	32,945

(Reversal of) Provision for Loan Losses	-	-	n/m	(3,200)

Noninterest Income:
Service Charges	5,064	5,259	-3.7%	5,303
Merchant Processing Services	1,678	1,368	22.7%	1,532
Debit Card Fees	1,566	1,557	0.6%	1,587
Other Service Fees	620	648	-4.3%	671
ATM Processing Fees	551	569	-3.2%	600
Trust Fees	682	671	1.7%	686
Financial Services Commissions	157	168	-6.3%	118
Other	1,227	1,065	15.2%	1,101
Total Noninterest Income	11,545	11,305	2.1%	11,598

Noninterest Expense:
Salaries and Benefits	12,439	12,398	0.3%	13,063
Occupancy	3,570	3,761	-5.1%	3,749
Outsourced Data Processing	2,131	2,107	1.1%	2,114
Amortization of Identifiable Intangibles	863	948	-9.0%	867
Professional Fees	797	614	29.8%	1,693
Furniture & Equipment	1,290	1,081	19.3%	1,211
Other Real Estate Owned	7	53	n/m	(206)
Courier Service	494	585	-15.6%	451
Other	2,986	3,957	-24.5%	3,146
Total Noninterest Expense	24,577	25,504	-3.6%	26,088

Income Before Income Taxes	19,677	19,126	2.9%	21,655
Income Tax Provision	5,224	4,548	14.9%	6,027
Net Income	$14,453	$14,578	-0.9%	$15,628

Average Common Shares Outstanding	25,773	25,528	1.0%	25,641
Diluted Common Shares Outstanding	25,925	25,555	1.4%	25,687

Per Common Share Data:
Basic Earnings	$0.56	$0.57	-1.8%	$0.61
Diluted Earnings	0.56	0.57	-1.8%	0.61
Dividends Paid	0.39	0.39	0.0%	0.39
			%
	12/31'16YTD	12/31'15YTD	Change
Interest & Fee Income:
Loans	$69,139	$78,441	-11.9%
Investment Securities:
Available for Sale	34,276	31,263	9.6%
Held to Maturity	30,636	26,825	14.2%
Total Interest & Fee Income	134,051	136,529	-1.8%

Interest Expense:
Transaction Deposits	259	260	-0.4%
Savings Deposits	907	852	6.4%
Time Deposits	911	1,258	-27.6%
Short-Term Borrowed Funds	39	53	-26.1%
Federal Home Loan Bank Advances	-	1	n/m
Total Interest Expense	2,116	2,424	-12.7%

Net Interest Income	131,935	134,105	-1.6%

(Reversal of) Provision for Loan Losses	(3,200)	-	n/m

Noninterest Income:
Service Charges	20,854	22,241	-6.2%
Merchant Processing Services	6,377	6,339	0.6%
Debit Card Fees	6,290	6,084	3.4%
Other Service Fees	2,571	2,689	-4.4%
ATM Processing Fees	2,411	2,397	0.6%
Trust Fees	2,686	2,732	-1.7%
Financial Services Commissions	568	695	-18.3%
Other	4,817	4,690	2.7%
Total Noninterest Income	46,574	47,867	-2.7%

Noninterest Expense:
Salaries and Benefits	51,507	52,192	-1.3%
Occupancy	14,116	14,960	-5.6%
Outsourced Data Processing	8,505	8,441	0.8%
Amortization of Identifiable Intangibles	3,504	3,856	-9.1%
Professional Fees	3,980	2,490	59.8%
Furniture & Equipment	4,901	4,434	10.5%
Other Real Estate Owned	(479)	504	n/m
Courier Service	1,952	2,329	-16.2%
Other	13,766	16,094	-14.5%
Total Noninterest Expense	101,752	105,300	-3.4%

Income Before Income Taxes	79,957	76,672	4.3%
Income Tax Provision	21,104	17,919	17.8%
Net Income	$58,853	$58,753	0.2%

Average Common Shares Outstanding	25,612	25,555	0.2%
Diluted Common Shares Outstanding	25,678	25,577	0.4%

Per Common Share Data:
Basic Earnings	$2.30	$2.30	0.0%
Diluted Earnings	2.29	2.30	-0.4%
Dividends Paid	1.56	1.53	2.0%

Footnotes and Abbreviations:

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate, which is a non-generally accepted accounting principles (GAAP) financial measure.  Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt.  The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com